Exhibit 99.2

                     Director Deferred Compensation Election

                                                            Lump Sum
                                                            Deferred
                                    Monthly Director      Compensation
     Director                        Fees Deferred         Payout Date
     --------                        -------------         -----------

 Dorothy L. Bizzini  *                 $ 1,000           August 31, 2007
 David Bonner *                            900           December 31, 2009
 John Fawcett *                            700           January 31, 2010
 Jerry E. Callister *                      750           December 31, 2007
 Roberto Salazar *                       2,000           May 31, 2010

* All directors who have elected to participate in this Deferred Compensation plan have elected to receive a lump sum payment rather than a monthly annuity.